UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 16, 2008

POSSIS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-944	41-0783184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No)
9055 Evergreen Boulevard NW, Minneapolis, MN	55433-8003
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 763-780-4555

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 16, 2008, Possis Medical, Inc., announced that it is participating in the Sidoti & Company Fifth Annual Palm Beach Emerging Growth Institutional Investor Forum in Florida on Wednesday, Jan. 23, 2008. Bob Dutcher, chairman, president and CEO along with Jules Fisher, vice president of finance and CFO, are scheduled to present a company overview and discuss Possis’ pioneering medical technologies to conference attendees at 10:25 a.m. EST. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

[c]	Exhibits

99.1	Press Release, dated January 16, 2008, issued by Possis Medical, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Possis Medical, Inc.
(Registrant)

Date:	January 16, 2008

By:	/s/ Jules L. Fisher
Jules L. Fisher
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 16, 2008, issued by Possis Medical, Inc.